PBHG FUNDS
                                  Advisor Class
                          PBHG Disciplined Equity Fund
                       PBHG IRA Capital Preservation Fund
                            PBHG New Perspective Fund
                                 PBHG REIT Fund
                             PBHG Clipper Focus Fund

                          EXPENSE LIMITATION AGREEMENT
                                 (15(f) Period)


         EXPENSE LIMITATION AGREEMENT, effective as of ______________, 2001, by and between PBHG Funds (the "Trust"), on behalf of each portfolio of the Trust set forth in Schedule A (each a "Portfolio", and collectively, the "Portfolios"), with respect to its Advisor Class of shares, and Pilgrim Baxter & Associates, Ltd. (the "Adviser").

         WHEREAS, the Trust is a Delaware Business Trust organized pursuant to an Agreement and Declaration of Trust dated November 13, 2000 (the "Declaration"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company of the series type, and each Portfolio has been added as a series of the Trust pursuant to Amendments to the Declaration dated June 5, 2001 and August 13, 2001; and

         WHEREAS, the Trust and the Adviser have entered into an Investment Advisory Agreement (the "Advisory Agreement"), pursuant to which the Adviser will render investment advisory services to each Portfolio for compensation based on the value of the average daily net assets of each such Portfolio; and

         WHEREAS, the Portfolios have been created as shells into which certain UAM funds (the "UAM Funds") may be merged subject to approval by the Board and the shareholders of each UAM Fund; and

         WHEREAS, in order to take advantage of the provisions of section 15(f) of the 1940 Act, Old Mutual plc and the investment advisers (the "UAM Advisers") of each of the UAM Funds agreed to maintain the maximum expense ratio disclosed in the then-current prospectus of each UAM Fund for the period up to and including September 25, 2002 (the "15(f) Period"); and

         WHEREAS, following the merger of the UAM Funds into the respective Portfolios, the Adviser and its affiliates wish to continue to take advantage of the provisions of section 15(f) of the 1940 Act, and will therefore adhere to the aforementioned expense limitations for the remainder of the 15(f) Period.

         NOW, THEREFORE, the parties hereto agree as follows:

         1.       EXPENSE LIMITATION.

         1.1 APPLICABLE EXPENSE LIMIT. To the extent that the aggregate expenses incurred by a Portfolio in any fiscal year or portion thereof covered by this Agreement, including but not limited to investment advisory fees of the Adviser (but excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; and (ii) other extraordinary expenses not incurred in the ordinary course of such Portfolio's business) ("Portfolio Operating Expenses"), exceed the Operating Expense Limit, as defined in Section 1.2 below, such excess amount (the "Excess Amount") shall be the liability of the Adviser.

         1.2 OPERATING EXPENSE LIMIT. The Operating Expense Limit in any year shall be as set forth in Schedule A as to each Portfolio, or such other rate as may be agreed to in writing by the parties.

         1.3 METHOD OF COMPUTATION. To determine the Adviser's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for each Portfolio shall be annualized as of the last day of the month. If the annualized Portfolio Operating Expenses for any month of a Portfolio exceed the Operating Expense Limit of such Portfolio, the Adviser shall first waive or reduce its investment management fee for such month by an amount sufficient to reduce the annualized Portfolio Operating Expenses to an amount no higher than the Operating Expense Limit. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the appropriate Portfolio or Portfolios an amount that, together with the waived or reduced advisory fee, is sufficient to pay such Excess Amount.

         1.4 YEAR-END ADJUSTMENT. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the advisory fees waived or reduced and other payments remitted by the Adviser to the Portfolio or Portfolios with respect to the previous fiscal year shall equal the Excess Amount.

         2.       TERM AND TERMINATION OF AGREEMENT.

         This Agreement shall continue in effect until and including September 25, 2002. Nevertheless, this Agreement may be terminated as to any one or all Portfolios by either party hereto, without payment of any penalty, upon 90 days' prior written notice to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by (A) resolution of a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement, or (B) by a vote of a majority of the outstanding voting securities of the Trust.

         3.       MISCELLANEOUS.

         3.1 CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         3.2 INTERPRETATION. This Agreement shall be construed in accordance with the 1940 Act (including, but not limited to, section 15(f) thereof) and the laws of the State of Delaware without reference to conflicts of law rules. Nothing herein contained shall be deemed to require the Trust or any Portfolio to take any action contrary to the Trust's Declaration or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust's Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Portfolios.

         3.3 DEFINITIONS. Any questions of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.



ATTEST:                                        PBHG FUNDS
                                               on behalf of each of the
                                               Portfolios listed on Schedule A


_____________________________                  By:
                                                 -----------------------------
Secretary


ATTEST:                                        PILGRIM BAXTER & ASSOCIATES, LTD.


_____________________________                  By:
                                                 -----------------------------
Secretary

                                   SCHEDULE A
                                       TO
                          EXPENSE LIMITATION AGREEMENT




This Agreement relates to the following
Portfolios of the Trust                            Predecessor UAM Fund                         Operating Expense Limit
---------------------------------------            ---------------------                        -------------------------

PBHG Disciplined Equity Fund                       Analytic Enhanced Equity Fund                1.24%

PBHG IRA Capital Preservation Fund                 IRA Capital Preservation Portfolio           1.25%

PBHG New Perspective Fund                          NWQ Special Equity Portfolio                 1.50%

PBHG REIT Fund                                     Heitman Real Estate Portfolio                1.61%

PBHG Clipper Focus Fund                            Clipper Focus Portfolio                      1.65%


DATED: ____________________, 2001


                                   PBHG FUNDS
                                   PBHG Class
                          PBHG Disciplined Equity Fund
                       PBHG IRA Capital Preservation Fund
                            PBHG New Perspective Fund
                                 PBHG REIT Fund
                             PBHG Clipper Focus Fund

                          EXPENSE LIMITATION AGREEMENT
                                 (15(f) Period)


         EXPENSE LIMITATION AGREEMENT, effective as of ______________, 2001, by and between PBHG Funds (the "Trust"), on behalf of each portfolio of the Trust set forth in Schedule A (each a "Portfolio", and collectively, the "Portfolios"), with respect to its PBHG Class of shares, and Pilgrim Baxter & Associates, Ltd. (the "Adviser").

         WHEREAS, the Trust is a Delaware Business Trust organized pursuant to an Agreement and Declaration of Trust dated November 13, 2000 (the "Declaration"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company of the series type, and each Portfolio has been added as a series of the Trust pursuant to Amendments to the Declaration dated June 5, 2001 and August 13, 2001; and

         WHEREAS, the Trust and the Adviser have entered into an Investment Advisory Agreement (the "Advisory Agreement"), pursuant to which the Adviser will render investment advisory services to each Portfolio for compensation based on the value of the average daily net assets of each such Portfolio; and

         WHEREAS, the Portfolios have been created as shells into which certain UAM funds (the "UAM Funds") may be merged subject to approval by the Board and the shareholders of each UAM Fund; and

         WHEREAS, in order to take advantage of the provisions of section 15(f) of the 1940 Act, Old Mutual plc and the investment advisers (the "UAM Advisers") of each of the UAM Funds agreed to maintain the maximum expense ratio disclosed in the then-current prospectus of each UAM Fund for the period up to and including September 25, 2002 (the "15(f) Period"); and

         WHEREAS, following the merger of the UAM Funds into the respective Portfolios, the Adviser and its affiliates wish to continue to take advantage of the provisions of section 15(f) of the 1940 Act, and will therefore adhere to the aforementioned expense limitations for the remainder of the 15(f) Period.

         NOW, THEREFORE, the parties hereto agree as follows:

         1.       EXPENSE LIMITATION.

         1.1 APPLICABLE EXPENSE LIMIT. To the extent that the aggregate expenses incurred by a Portfolio in any fiscal year or portion thereof covered by this Agreement, including but not limited to investment advisory fees of the Adviser (but excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; and (ii) other extraordinary expenses not incurred in the ordinary course of such Portfolio's business) ("Portfolio Operating Expenses"), exceed the Operating Expense Limit, as defined in Section 1.2 below, such excess amount (the "Excess Amount") shall be the liability of the Adviser.

         1.2 OPERATING EXPENSE LIMIT. The Operating Expense Limit in any year shall be as set forth in Schedule A as to each Portfolio, or such other rate as may be agreed to in writing by the parties.

         1.3 METHOD OF COMPUTATION. To determine the Adviser's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for each Portfolio shall be annualized as of the last day of the month. If the annualized Portfolio Operating Expenses for any month of a Portfolio exceed the Operating Expense Limit of such Portfolio, the Adviser shall first waive or reduce its investment management fee for such month by an amount sufficient to reduce the annualized Portfolio Operating Expenses to an amount no higher than the Operating Expense Limit. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the appropriate Portfolio or Portfolios an amount that, together with the waived or reduced advisory fee, is sufficient to pay such Excess Amount.

         1.4 YEAR-END ADJUSTMENT. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the advisory fees waived or reduced and other payments remitted by the Adviser to the Portfolio or Portfolios with respect to the previous fiscal year shall equal the Excess Amount.

         2.       TERM AND TERMINATION OF AGREEMENT.

         This Agreement shall continue in effect until and including September 25, 2002. Nevertheless, this Agreement may be terminated as to any one or all Portfolios by either party hereto, without payment of any penalty, upon 90 days' prior written notice to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by (A) resolution of a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement, or (B) by a vote of a majority of the outstanding voting securities of the Trust.

         3.       MISCELLANEOUS.

         3.1 CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         3.2 INTERPRETATION. This Agreement shall be construed in accordance with the 1940 Act (including, but not limited to, section 15(f) thereof) and the laws of the State of Delaware without reference to conflicts of law rules. Nothing herein contained shall be deemed to require the Trust or any Portfolio to take any action contrary to the Trust's Declaration or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust's Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Portfolios.

         3.3 DEFINITIONS. Any questions of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.



ATTEST:                                        PBHG FUNDS
                                               on behalf of each of the
                                               Portfolios listed on Schedule A


_____________________________                  By:
                                                  ----------------------------
Secretary


ATTEST:                                        PILGRIM BAXTER & ASSOCIATES, LTD.


_____________________________                  By:
                                                 -----------------------------
Secretary

                                   SCHEDULE A
                                       TO
                          EXPENSE LIMITATION AGREEMENT




This Agreement relates to the following
Portfolios of the Trust                            Predecessor UAM Fund                             Operating Expense Limit
---------------------------------------            ---------------------                            -----------------------

PBHG Disciplined Equity Fund                       Analytic Enhanced Equity Fund                    0.99%

PBHG IRA Capital Preservation Fund                 IRA Capital Preservation Portfolio               1.00%

PBHG New Perspective Fund                          NWQ Special Equity Portfolio                     1.25%

PBHG REIT Fund                                     Heitman Real Estate Portfolio                    1.36%

PBHG Clipper Focus Fund                            Clipper Focus Portfolio                          1.40%


DATED: ____________________, 2001


                                   PBHG FUNDS
                                   PBHG Class
                          PBHG Disciplined Equity Fund
                       PBHG IRA Capital Preservation Fund
                            PBHG New Perspective Fund
                                 PBHG REIT Fund
                             PBHG Clipper Focus Fund

                          EXPENSE LIMITATION AGREEMENT
                               (Post-15(f) Period)

         EXPENSE LIMITATION AGREEMENT, (Agreement") effective as of September 26, 2002 (the "Effective Date"), by and between PBHG Funds (the "Trust"), on behalf of each portfolio of the Trust set forth in Schedule A (each a "Portfolio," and collectively, the "Portfolios"), with respect to its PBHG Class of shares, and Pilgrim Baxter & Associates, Ltd. (the "Adviser").

         WHEREAS, the Trust is a Delaware Business Trust organized pursuant to an Agreement and Declaration of Trust dated November 13, 2000 (the "Declaration"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company of the series type, and each Portfolio has been added as a series of the Trust pursuant to Amendments to the Declaration dated June 5, 2001 and August 13, 2001; and

         WHEREAS, the Trust and the Adviser have entered into an Investment Advisory Agreement (the "Advisory Agreement"), pursuant to which the Adviser will render investment advisory services to each Portfolio for compensation based on the value of the average daily net assets of each such Portfolio; and

         WHEREAS, the Portfolios are subject to an Expense Limitation Agreement dated October ___, 2001 pursuant to which certain expense limitations are imposed on the Adviser and its affiliates for the period up to and including September 25, 2002; and

         WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of each Portfolio and its shareholders to maintain certain expenses of each Portfolio at a level below the level to which each such Portfolio might be subject for the period beginning on the Effective Date.

         NOW, THEREFORE, the parties hereto agree as follows:

         1.       EXPENSE LIMITATION.

         1.1 APPLICABLE EXPENSE LIMIT. Beginning on the Effective Date, to the extent that the aggregate expenses incurred by a Portfolio in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; and (ii) other extraordinary expenses not incurred in the ordinary course of such Portfolio's business) ("Portfolio Operating Expenses"), exceed the Operating Expense Limit, as defined in Section 1.2 below, such excess amount (the "Excess Amount") shall be the liability of the Adviser.

         1.2 OPERATING EXPENSE LIMIT. The Operating Expense Limit in any year shall be as set forth in Schedule A as to each Portfolio, or such other rate as may be agreed to in writing by the parties.

         1.3 METHOD OF COMPUTATION. To determine the Adviser's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for each Portfolio shall be annualized as of the last day of the month. If the annualized Portfolio Operating Expenses for any month of a Portfolio exceed the Operating Expense Limit of such Portfolio, the Adviser shall first waive or reduce its investment management fee for such month by an amount sufficient to reduce the annualized Portfolio Operating Expenses to an amount no higher than the Operating Expense Limit. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the appropriate Portfolio or Portfolios an amount that, together with the waived or reduced advisory fee, is sufficient to pay such Excess Amount.

         1.4 YEAR-END ADJUSTMENT. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the advisory fees waived or reduced and other payments remitted by the Adviser to the Portfolio or Portfolios with respect to the previous fiscal year shall equal the Excess Amount.

         2.       REIMBURSEMENT OF FEE WAIVERS AND EXPENSE REIMBURSEMENTS.

         2.1 REIMBURSEMENT. If in any year subsequent to the Effective Date during which the total assets of a Portfolio are greater than $75 million and in which the Advisory Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Operating Expense Limit for that year, subject to quarterly approval by the Trust's Board of Trustees as provided in Section 2.2 below, the Adviser shall be entitled to reimbursement by such Portfolio, in whole or in part as provided below, of the advisory fees waived or reduced and other payments remitted by the Adviser to such Portfolio pursuant to Section 1 hereof. The total amount of reimbursement to which the Adviser may be entitled (the "Reimbursement Amount") shall equal, at any time subsequent to the Effective Date, the sum of all investment advisory fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Portfolio, pursuant to Section 1 hereof, during any of the previous two (2) fiscal years subsequent to the Effective Date, less any reimbursement previously paid by such Portfolio to the Adviser, pursuant to Sections 2.2 or 2.3 hereof, with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, e.g., interest accruable on the Reimbursement Amount.

         2.2 BOARD APPROVAL. No reimbursement shall be paid to the Adviser pursuant to this provision in any fiscal quarter, unless the Trust's Board of Trustees has determined that the payment of such reimbursement is in the best interests of the Portfolio or Portfolios and their shareholders. The Trust's Board of Trustees shall determine quarterly in advance whether any reimbursement may be paid to the Adviser in such quarter.

         2.3 METHOD OF COMPUTATION. To determine each Portfolio's payments, if any, to reimburse the Adviser for the Reimbursement Amount, each month the Portfolio Operating Expenses of each Portfolio shall be annualized as of the last day of the month. If the annualized Portfolio Operating Expenses of a Portfolio for any month are less than the Operating Expense Limit of such Portfolio, such Portfolio, only with the prior approval of the Board, shall pay to the Adviser an amount sufficient to increase the annualized Portfolio Operating Expenses of that Portfolio to an amount no greater than the Operating Expense Limit of that Portfolio, provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount.

         2.4 YEAR-END ADJUSTMENT. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Portfolio Operating Expenses of a Portfolio for the prior fiscal year subsequent to the Effective Date (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Operating Expense Limit.

         3.       TERM AND TERMINATION OF AGREEMENT.

         This Agreement shall continue in effect for a period of one year from the Effective Date and from year to year thereafter provided such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Non-Interested Trustees"). Nevertheless, this Agreement may be terminated as to any one or all Portfolios by either party hereto, without payment of any penalty, upon 90 days' prior written notice to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

         4.       MISCELLANEOUS.

         4.1 CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         4.2 INTERPRETATION. This Agreement shall be construed in accordance with the laws of the State of Delaware without reference to conflicts of law rules. Nothing herein contained shall be deemed to require the Trust or any Portfolio to take any action contrary to the Trust's Declaration or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust's Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Portfolios.

         4.3 DEFINITIONS. Any questions of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.


ATTEST:                                       PBHG  FUNDS
                                              on behalf of each of the
                                              Portfolios listed on Schedule A


_____________________________                 By:
                                                ------------------------------
Secretary


ATTEST:                                        PILGRIM BAXTER & ASSOCIATES, LTD.


_____________________________                  By:
                                                 -----------------------------
Secretary

                                   SCHEDULE A
                                       TO
                          EXPENSE LIMITATION AGREEMENT


                                                                     Operating
                                                                      Expense
                                                                       Limit
This Agreement relates to the following Portfolios of the Trust:

PBHG Disciplined Equity Fund                                            1.50%
PBHG IRA Capital Preservation Fund                                      1.25%
PBHG New Perspective Fund                                               1.50%
PBHG REIT Fund                                                          1.50%
PBHG Clipper Focus Fund                                                 1.50%




DATED: ____________________, 2001

                                   PBHG FUNDS
                                  Advisor Class
                          PBHG Disciplined Equity Fund
                       PBHG IRA Capital Preservation Fund
                            PBHG New Perspective Fund
                                 PBHG REIT Fund
                             PBHG Clipper Focus Fund

                          EXPENSE LIMITATION AGREEMENT
                               (Post-15(f) Period)

         EXPENSE LIMITATION AGREEMENT, (Agreement") effective as of September 26, 2002 (the "Effective Date"), by and between PBHG Funds (the "Trust"), on behalf of each portfolio of the Trust set forth in Schedule A (each a "Portfolio," and collectively, the "Portfolios"), with respect to its Advisor Class of shares, and Pilgrim Baxter & Associates, Ltd. (the "Adviser").

         WHEREAS, the Trust is a Delaware Business Trust organized pursuant to an Agreement and Declaration of Trust dated November 13, 2000 (the "Declaration"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company of the series type, and each Portfolio has been added as a series of the Trust pursuant to Amendments to the Declaration dated June 5, 2001 and August 13, 2001; and

         WHEREAS, the Trust and the Adviser have entered into an Investment Advisory Agreement (the "Advisory Agreement"), pursuant to which the Adviser will render investment advisory services to each Portfolio for compensation based on the value of the average daily net assets of each such Portfolio; and

         WHEREAS, the Portfolios are subject to an Expense Limitation Agreement dated October ___, 2001 pursuant to which certain expense limitations are imposed on the Adviser and its affiliates for the period up to and including September 25, 2002; and

         WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of each Portfolio and its shareholders to maintain certain expenses of each Portfolio at a level below the level to which each such Portfolio might be subject for the period beginning on the Effective Date.

         NOW, THEREFORE, the parties hereto agree as follows:

         1.       EXPENSE LIMITATION.

         1.1 APPLICABLE EXPENSE LIMIT. Beginning on the Effective Date, to the extent that the aggregate expenses incurred by a Portfolio in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; and (ii) other extraordinary expenses not incurred in the ordinary course of such Portfolio's business) ("Portfolio Operating Expenses"), exceed the Operating Expense Limit, as defined in Section 1.2 below, such excess amount (the "Excess Amount") shall be the liability of the Adviser.

         1.2 OPERATING EXPENSE LIMIT. The Operating Expense Limit in any year shall be as set forth in Schedule A as to each Portfolio, or such other rate as may be agreed to in writing by the parties.

         1.3 METHOD OF COMPUTATION. To determine the Adviser's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for each Portfolio shall be annualized as of the last day of the month. If the annualized Portfolio Operating Expenses for any month of a Portfolio exceed the Operating Expense Limit of such Portfolio, the Adviser shall first waive or reduce its investment management fee for such month by an amount sufficient to reduce the annualized Portfolio Operating Expenses to an amount no higher than the Operating Expense Limit. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the appropriate Portfolio or Portfolios an amount that, together with the waived or reduced advisory fee, is sufficient to pay such Excess Amount.

         1.4 YEAR-END ADJUSTMENT. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the advisory fees waived or reduced and other payments remitted by the Adviser to the Portfolio or Portfolios with respect to the previous fiscal year shall equal the Excess Amount.

         2.       REIMBURSEMENT OF FEE WAIVERS AND EXPENSE REIMBURSEMENTS.

         2.1 REIMBURSEMENT. If in any year subsequent to the Effective Date during which the total assets of a Portfolio are greater than $75 million and in which the Advisory Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Operating Expense Limit for that year, subject to quarterly approval by the Trust's Board of Trustees as provided in Section 2.2 below, the Adviser shall be entitled to reimbursement by such Portfolio, in whole or in part as provided below, of the advisory fees waived or reduced and other payments remitted by the Adviser to such Portfolio pursuant to Section 1 hereof. The total amount of reimbursement to which the Adviser may be entitled (the "Reimbursement Amount") shall equal, at any time subsequent to the Effective Date, the sum of all investment advisory fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Portfolio, pursuant to Section 1 hereof, during any of the previous two (2) fiscal years subsequent to the Effective Date, less any reimbursement previously paid by such Portfolio to the Adviser, pursuant to Sections 2.2 or 2.3 hereof, with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, e.g., interest accruable on the Reimbursement Amount.

         2.2 BOARD APPROVAL. No reimbursement shall be paid to the Adviser pursuant to this provision in any fiscal quarter, unless the Trust's Board of Trustees has determined that the payment of such reimbursement is in the best interests of the Portfolio or Portfolios and their shareholders. The Trust's Board of Trustees shall determine quarterly in advance whether any reimbursement may be paid to the Adviser in such quarter.

         2.3 METHOD OF COMPUTATION. To determine each Portfolio's payments, if any, to reimburse the Adviser for the Reimbursement Amount, each month the Portfolio Operating Expenses of each Portfolio shall be annualized as of the last day of the month. If the annualized Portfolio Operating Expenses of a Portfolio for any month are less than the Operating Expense Limit of such Portfolio, such Portfolio, only with the prior approval of the Board, shall pay to the Adviser an amount sufficient to increase the annualized Portfolio Operating Expenses of that Portfolio to an amount no greater than the Operating Expense Limit of that Portfolio, provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount.

         2.4 YEAR-END ADJUSTMENT. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Portfolio Operating Expenses of a Portfolio for the prior fiscal year subsequent to the Effective Date (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Operating Expense Limit.

         3.       TERM AND TERMINATION OF AGREEMENT.

         This Agreement shall continue in effect for a period of one year from the Effective Date and from year to year thereafter provided such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Non-Interested Trustees"). Nevertheless, this Agreement may be terminated as to any one or all Portfolios by either party hereto, without payment of any penalty, upon 90 days' prior written notice to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

         4.       MISCELLANEOUS.

         4.1 CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         4.2 INTERPRETATION. This Agreement shall be construed in accordance with the laws of the State of Delaware without reference to conflicts of law rules. Nothing herein contained shall be deemed to require the Trust or any Portfolio to take any action contrary to the Trust's Declaration or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust's Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Portfolios.

         4.3 DEFINITIONS. Any questions of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.


ATTEST:                                      PBHG FUNDS
                                             on behalf of each of the
                                             Portfolios listed on Schedule A


_____________________________                By:
                                               ----------------------------
Secretary


ATTEST:                                      PILGRIM  BAXTER & ASSOCIATES, LTD.


_____________________________                By:
                                               ----------------------------
Secretary

                                   SCHEDULE A
                                       TO
                          EXPENSE LIMITATION AGREEMENT


                                                                  Operating
                                                                   Expense
                                                                    Limit
This Agreement relates to the following
Portfolios of the Trust:

PBHG Disciplined Equity Fund                                       1.75%
PBHG IRA Capital Preservation Fund                                 1.50%
PBHG New Perspective Fund                                          1.75%
PBHG REIT Fund                                                     1.75%
PBHG Clipper Focus Fund                                            1.75%




DATED: ____________________, 2001